UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2006


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                    1-4482                11-1806155
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2006, the Registrant issued a press release announcing that the corporation had signed a definitive agreement pursuant to which Arrow will acquire the assets of the storage and security distribution business of InTechnology plc. A copy of the press release is attached hereto as an Exhibit (99.1).


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                    99.1 press release issued by Arrow Electronics, Inc. dated December 6, 2006.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARROW ELECTRONICS, INC.


Date:  December 6, 2006              By:  /s/ Peter S. Brown
                                      ----------------------------------
                                           Name:  Peter S. Brown
                                           Title:  Senior Vice President




                                  EXHIBIT INDEX

Exhibit  Description

99.1     Press release issued by Arrow Electronics, Inc., dated
         December 6, 2006.